INVENTORIES	12 Months Ended
Dec. 31, 2020
Inventories [Abstract]
INVENTORIES	INVENTORIES
ACCOUNTING POLICY
We measure inventories, including wireless devices and merchandise for resale, at the lower of cost (determined on a weighted average cost basis for wireless devices and accessories and a first-in, first-out basis for other finished goods and merchandise) and net realizable value. We reverse a previous writedown to net realizable value, not to exceed the original recognized cost, if the inventories later increase in value.

EXPLANATORY INFORMATION

	As at December 31
(In millions of dollars)	2020	2019

Wireless devices and accessories	399	380
Other finished goods and merchandise	80	80

Total inventories	479	460
Cost of equipment sales and merchandise for resale includes $2,207 million of inventory costs for 2020 (2019 - $2,496 million).